UBS ENHANCED NASDAQ-100 FUND
                            UBS ENHANCED S&P 500 FUND

Supplement to the Statement of Additional Information dated January 28, 2003


                                                               September 2, 2003

Dear Investor,

     The following information supplements information contained in the Statement of Additional Information in the section titled "Reduced Sales Charges, Additional Purchase, Exchange and Redemption Information and Other Services":

     UBS Global AM pays its affiliate, UBS Financial Services Inc., a fee equal to 0.15% of the value at the time of sale of all shares of the Funds sold through UBS Financial Services Inc. UBS Global AM also pays UBS Financial Services Inc. a monthly retention fee at the annual rate of 0.05% of the value of shares of the Funds, net of the annualized value of shares sold during the period, including shares purchased through the reinvestment of dividends, and that are held in UBS Financial Services Inc. client accounts.


                                                                   Item # ZS-205